UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2907

Waddell & Reed Advisors High Income Fund, Inc.

 (Exact name of registrant as specified in charter)

6300 Lamar Avenue, Overland Park, Kansas 66202

 (Address of principal executive offices) (Zip code)

Kristen A. Richards
6300 Lamar Avenue
Overland Park, Kansas 66202

 (Name and address of agent for service)

Registrant's telephone number, including area code: 913-236-2000

Date of fiscal year end: September 30

Date of reporting period: September 30, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report

      SEPTEMBER 30, 2004

Waddell & Reed Advisors High Income Fund

CONTENTS

3	President's Letter
5	Manager's Discussion
8	Illustration of Fund Expenses
10	Portfolio Highlights
12	Investments
26	Statement of Assets and Liabilities
27	Statement of Operations
28	Statement of Changes in Net Assets
29	Financial Highlights
33	Notes to Financial Statements
38	Report of Independent Registered Public Accounting Firm
39	Income Tax Information
41	Directors and Officers
46	Annual Privacy Notice
48	Proxy Voting Information
49	Quarterly Portfolio Schedule Information
50	Householding Notice
50	IRA Disclosure

This report is submitted for the general information of the shareholders of Waddell & Reed Advisors High Income Fund, Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by a current Waddell & Reed Advisors High Income Fund, Inc. prospectus and current Fund performance information.

President's Letter

      September 30, 2004

DEAR SHAREHOLDER:

The 12-month period ended September 30, 2004 offered positive results for most investors. The last calendar quarter of 2003 showed exceptionally strong economic and market gains, while most of 2004 yielded considerably more restrained performance. Overall stock market returns were still substantial, with the S&P 500 returning 13.87 percent for the 12-month period. Bonds also showed positive performance during the period, with the Lehman Brothers U.S. Credit Index returning 4.43 percent for the 12 months.

Ups and Downs in a Year of Contrasts

A flurry of activity sent the economy and market spiraling upward in the last quarter of 2003. The Jobs and Growth Tax Relief Reconciliation Act accelerated income tax reductions, provided parents with advance payments of child tax credits, and slashed dividend and capital gains tax rates. The Federal Reserve Board cut interest rates to historic lows. Government spending increased significantly, and the Treasury engineered a decline in the value of the dollar. All of this fiscal and monetary stimulus had the intended effect: the economy improved sharply, with GDP rising significantly. Corporate profits rose, the stock market experienced a huge rally, and the year ended on a high note.

As 2004 unfolded, uncertainties began to cloud the landscape. The situation in Iraq, the anticipation of rising interest rates and concern over a possible economic slowdown in China all played a role in muting market returns. In addition, the Federal Reserve Board went into tightening mode, raising interest rates on June 30 for the first time in nearly four years. As the period came to a close, the high price of oil picked the pockets of both consumers and corporations and acted as a drag on economic growth. Election uncertainty, hurricanes and talk about the economy hitting a "soft spot" also shook investor confidence.

The Next 12 Months

Looking ahead, we are reasonably optimistic about the economy and the markets. While economic growth certainly slowed in 2004, that wasn't entirely unexpected. The previous growth rate - fueled by the combination of tax cuts, higher government spending, and interest rate reductions mentioned above - was, in our view, unsustainably high. Now that we've passed the one-year anniversary of the government's stimulus package, we feel that we can expect lower, but still respectable, economic growth. We see GDP expanding in the 3 percent range, steady job creation, relatively tame inflation and continued strength in corporate earnings.

However, we do anticipate some moderation in the growth of the economy due to higher energy prices and the slow tightening of monetary policy. But as long as inflation remains in check, we do not expect the Fed to aggressively raise interest rates. A gradual rise seems much more likely in our opinion.

As for the markets, we think that many of the current uncertainties will be resolved and that investors will once again focus on the positives: strong corporate earnings, ongoing job creation and solid economic growth. History suggests that the stock market generally follows corporate profit trends, which are currently positive. Once the overhangs, such as election uncertainty and rising energy prices, are out of the way, we believe stock prices should follow earnings and show moderate but solid gains.

Keep in mind, however, that uncertainty is a core feature of the financial markets. That's why we believe that adhering to the fundamental principles of investing is the best way to achieve your long-term financial goals. By investing regularly and diversifying your portfolio among different asset classes and investment styles, you can maximize the potential for return and help reduce risk. You'll also be better equipped to handle market volatility.

Your financial advisor can help you with these strategies and work with you to develop and maintain a customized investment plan based on your individual situation. We believe that focusing on that plan, despite the swings of the market, can be your key to a sound financial future.

Questions and Comments

In the following pages of this report, your portfolio manager discusses factors that affected your Fund's performance over the past 12 months and offers insights into her outlook for the future. If you have any questions or comments regarding this annual report or your investment in Waddell & Reed Advisors Funds, please contact your financial advisor or call us at 1.888.WADDELL. You can visit us online at www.waddell.com for the most current performance information.

Thank you for your continuing confidence in the Waddell & Reed Advisors Funds.

Respectfully,

Henry J. Herrmann, CFA
President

The opinions expressed in this letter are those of the President of the Fund and are current only through the end of the period of the report as stated on the cover. The President's views are subject to change at any time based on market and other conditions and no forecasts can be guaranteed.

Manager's Discussion of High Income Fund

      September 30, 2004

An interview with Louise D. Rieke, CFA, CPA, portfolio manager of Waddell & Reed Advisors High Income Fund

The following discussion, graphs and tables provide you with information regarding the Fund's performance for the fiscal year ended September 30, 2004.

How did the Fund perform during the last fiscal year?

The Fund's Class A shares increased 3.15 percent for the fiscal year, including the impact of sales load and, without the sales load impact, increased 9.44 percent during the fiscal year. This compares with the Citigroup High Yield Market Index (reflecting the performance of securities that generally represent the high-yield bond market), which increased 12.56 percent for the year, and the Lipper High Current Yield Funds Universe Average (reflecting the universe of funds with similar investment objectives), which increased 11.23 percent for the year. It should be noted that the values for the benchmark index and the Lipper category do not reflect a sales load.

Why did the Fund lag its benchmark index during the fiscal year?

We believe the predominance of this underperformance came during the fourth quarter of 2003. The calendar year 2003 was a very robust year for the high yield category. It was a period in which investors reached for yield, and the distressed credits had the highest returns in the sector. We believe that the philosophy behind this was that the capital markets would be open for any situation that needed to be refinanced, regardless of the health of the company. We have attempted to manage the Fund based on credit quality, even when investing in the CCC or lower-quality tier of the market, and we feel that this hurt performance during the above-mentioned quarter. The following nine months were more in line with the Fund's investment style, and performance during that time was similar to that of the indices.

What other market conditions or events influenced the Fund's performance during the fiscal year?

We believe the high-yield market in calendar year 2004 has become more of a traditional market, in that it is now more focused on credit quality. We feel that this is likely due to a focus on the direction of the economy and the potential for an improvement in the health of companies as the economy grows. In addition, with the yields available in the high yield sector, there continues to be an increased demand for the product, which helps the total returns.

What strategies and techniques did you employ that specifically affected the Fund's performance?

Strategies employed during the year included increasing the allocation to cyclical sectors (paper, packaging and chemicals) and reallocating money from the higher-quality BB and B sectors and names to the lower-quality B and CCC areas. The rationale for these changes was to have more exposure to names and industries that we believed would benefit from a better economic environment. Other areas of increased exposure were wireless telecom and towers, medical services and building products.

What industries or sectors look attractive to you going forward?

The key to where we will allocate resources during the coming year will be the direction of the economy. If the current energy prices hold, the consumer sector will likely be de-emphasized, and the chemical sector will need to be watched closely to make sure it is able to pass on its increased costs. Areas of interest continue to be aerospace/defense, building products, energy and gaming. We believe these sectors all have growing cash flows and the potential to be upgraded.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of
$10,000 Investment

Waddell & Reed Advisors High Income Fund, Inc., Class A Shares(1)	$17,828
Citigroup High Yield Market Index	$20,308
Lipper High Current Yield Funds Universe Average	$18,495

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

W&R ADVISORS HIGH INCOME FUND CLASS A SHARES
ANNUAL REPORT INDEX COMPARISONS
YEAR ENDED SEPTEMBER 30, 2004

		W&R ADVISORS HIGH INCOME FUND CLASS A SHARES	CITIGROUP HIGH YIELD MARKET INDEX	LIPPER HIGH CURRENT YIELD FUNDS UNIVERSE AVG.

MARCH 31	1995	9,425	10,000	10,000
MARCH 31	1996	10,760	11,483	11,505
MARCH 31	1997	11,938	12,757	12,790
MARCH 31	1998	14,091	14,817	14,984
MARCH 31	1999	14,330	14,972	14,853
MARCH 31	2000	14,237	14,615	14,930
SEPT 30	2000	14,122	14,904	14,897
SEPT 30	2001	13,768	14,006	13,608
SEPT 30	2002	14,031	13,537	13,343
SEPT 30	2003	16,290	18,042	16,627
SEPT 30	2004	17,828	20,308	18,495

Average Annual Total Return(2)
	Class A	Class B	Class C	Class Y

1-year period ended 9-30-04	3.15%	4.37%	8.46%	9.62%
5-year period ended 9-30-04	3.61%	-	-	5.15%
10-year period ended 9-30-04	6.36%	-	-	-
Since inception of Class(3) through 9-30-04	-	3.53%	3.85%	6.31%

(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

(3)10-4-99 for Class B and Class C shares and 1-4-96 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Illustration of Fund Expenses

      HIGH INCOME FUND

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and service fees, and other Fund expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended September 30, 2004.

Actual Expenses

The first line for each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. There may be additional fees charged to holders of certain accounts that are not included in the expenses shown in the table. These fees apply to Individual Retirement Accounts (IRAs), IRA Rollovers, Roth IRAs, Conversion Roth IRAs, Simplified Employee Pension (SEP), Simple IRAs, Tax-Sheltered Accounts (TSAs), Keogh Plans, Owner Only 401(k) (Exclusive K) Plans and Final Pay Plans. As of the close of the six months covered by the table, a customer is charged an annual fee of $15 within each plan type. This fee is waived for IRA Rollovers and Conversion Roth IRAs if the customer owns another type of IRA. Coverdell Education Savings Account plans are charged an annual fee of $10 per customer. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value as such additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second line for each share class of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund Expenses
For the Six Months Ended September 30, 2004	Beginning Account Value 3-31-04	Ending Account Value 9-30-04	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Fund Return(1)
Class A
	$1,000	$1,029	1.11%	$5.62
Class B
	1,000	1,025	2.06	10.48
Class C
	1,000	1,026	1.99	10.09
Class Y
	1,000	1,031	0.82	4.16
Based on 5% Return(2)
Class A
	$1,000	$1,020	1.11%	$5.59
Class B
	1,000	1,015	2.06	10.43
Class C
	1,000	1,015	1.99	10.04
Class Y
	1,000	1,021	0.82	4.14

*Fund expenses for each share class are equal to the Fund's annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 183 days in the six-month period ended September 30, 2004, and divided by 365.

(1)This section uses the Fund's actual total return and actual Fund expenses. It is a guide to the actual expenses paid by the Fund in the period. The "Ending Account Value" shown is computed using the Fund's actual return and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the fourth column.

(2)This section uses a hypothetical 5% return and actual Fund expenses. It helps to compare the Fund's ongoing costs with other mutual funds. A shareholder can compare the Fund's ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other Funds.

The above illustration is based on ongoing costs only and does not include any transactional costs, such as sales loads, redemption fees or exchange fees.

SHAREHOLDER SUMMARY OF HIGH INCOME FUND

Portfolio Highlights

On September 30, 2004, Waddell & Reed Advisors High Income Fund had net assets totaling $941,713,296 invested in a diversified portfolio of:

93.42%	Corporate Debt Securities
6.16%	Cash and Cash Equivalents
0.42%	Common and Preferred Stocks, Right and Warrants

As a shareholder of the Fund, for every $100 you had invested on September 30, 2004, your Fund owned:

Consumer Services Bonds	$15.94
Capital Goods Bonds	$10.85
Utilities Bonds	$9.86
Consumer Nondurables Bonds	$9.27
Shelter Bonds	$7.48
Business Equipment and Services Bonds	$6.99
Retail Bonds	$6.72
Cash and Cash Equivalents	$6.16
Energy Bonds	$5.80
Health Care Bonds	$3.96
Financial Services Bonds	$3.75
Consumer Durables Bonds	$3.53
Raw Materials Bonds	$3.27
Technology Bonds	$3.16
Multi-Industry Bonds	$2.27
Transportation Bonds	$0.57
Common and Preferred Stocks, Right and Warrants	$0.42

On September 30, 2004, the breakdown of bonds (by ratings) held by the Fund was as follows:

A	0.48%
BBB	2.43%
BB	16.42%
B	58.96%
Below B	14.68%
Non-rated	0.45%
Cash and Cash Equivalents and Equities	6.58%

The Investments of High Income Fund

September 30, 2004
COMMON STOCKS, RIGHT AND WARRANTS	Shares	Value

Communications Equipment - 0.00%
ONO Finance Plc, Rights (A)*	2,500	$2,500

Multiple Industry - 0.21%
ADESA, Inc.*	118,700	1,950,241

Utilities - Telephone - 0.02%
GT Group Telecom, Inc., Warrants (A)(B)*	3,950	4
IWO Holdings, Inc., Warrants (A)*	6,750	68
US Unwired, Inc., Class A*	75,840	202,493

		202,565

TOTAL COMMON STOCKS, RIGHT AND WARRANTS - 0.23%		$2,155,306

(Cost: $3,527,566)

PREFERRED STOCKS

Apparel - 0.18%
Anvil Holdings, Inc., 13.0%*	168,014	1,722,145

Broadcasting - 0.01%
Adelphia Communications Corporation, 13.0% (B)*	17,500	109,375

TOTAL PREFERRED STOCKS - 0.19%		$1,831,520

(Cost: $4,931,248)

CORPORATE DEBT SECURITIES	Principal Amount in Thousands

Aircraft - 1.19%
BE Aerospace, Inc.,
8.5%, 10-1-10	$750	817,500
Bombardier Recreational Products Inc.,
8.375%, 12-15-13 (A)	1,225	1,289,313
L-3 Communications Corporation,
6.125%, 1-15-14	5,200	5,200,000
Orbital Sciences Corporation,
9.0%, 7-15-11	3,500	3,893,750

		11,200,563

Aluminum - 0.16%
Century Aluminum Company,
7.5%, 8-15-14 (A)	1,450	1,526,125

Apparel - 0.50%
Anvil Knitwear, Inc.,
10.875%, 3-15-07	1,150	943,000
Perry Ellis International, Inc.,
8.875%, 9-15-13	3,500	3,710,000

		4,653,000

Beverages - 0.20%
Constellation Brands, Inc.,
8.125%, 1-15-12	1,750	1,920,625

Broadcasting - 4.71%
CCH II and CCH II Capital,
10.25%, 9-15-10	6,380	6,515,575
Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corporation:
10.0%, 4-1-09	3,600	2,916,000
0.0%, 1-15-12 (C)	6,250	3,500,000
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp.,
8.0%, 4-30-12 (A)	5,700	5,685,750
Entercom Radio, LLC and Entercom Capital, Inc.,
7.625%, 3-1-14	3,000	3,225,000
Entravision Communications Corporation,
8.125%, 3-15-09	1,900	2,018,750
Gray Communications Systems, Inc.,
9.25%, 12-15-11	9,125	10,242,813
Sinclair Broadcast Group, Inc.,
8.0%, 3-15-12	5,000	5,187,500
Susquehanna Media Co.,
7.375%, 4-15-13	750	787,500
Young Broadcasting Inc.,
8.5%, 12-15-08	4,050	4,303,125

		44,382,013

Business Equipment and Services - 6.76%
Alderwoods Group, Inc.,
7.75%, 9-15-12 (A)	2,775	2,934,563
Allied Waste North America, Inc.:
8.5%, 12-1-08	4,500	4,882,500
9.25%, 9-1-12	4,000	4,450,000
Argo-Tech Corporation,
9.25%, 6-1-11 (A)	1,225	1,313,813
Armor Holdings, Inc.,
8.25%, 8-15-13	3,500	3,858,750
IESI Corporation,
10.25%, 6-15-12	4,250	4,590,000
Iron Mountain Incorporated:
8.625%, 4-1-13	2,700	2,929,500
7.75%, 1-15-15	7,000	7,420,000
Nextel Partners, Inc.,
8.125%, 7-1-11	5,100	5,406,000
Owens & Minor, Inc.,
8.5%, 7-15-11	4,750	5,248,750
Synagro Technologies, Inc.,
9.5%, 4-1-09	4,700	5,029,000
UCAR Finance Inc.,
10.25%, 2-15-12	3,780	4,328,100
Vertis, Inc.:
9.75%, 4-1-09	825	886,875
10.875%, 6-15-09	8,100	8,707,500
13.5%, 12-7-09 (A)	1,675	1,675,000

		63,660,351

Capital Equipment - 3.64%
Atrium Companies, Inc.,
10.5%, 5-1-09	11,525	12,101,250
Case New Holland Inc.,
9.25%, 8-1-11 (A)	5,600	6,272,000
Esterline Technologies Corporation,
7.75%, 6-15-13	4,750	5,082,500
Mueller Group, Inc.:
6.44375%, 11-1-11 (A)	1,600	1,648,000
10.0%, 5-1-12 (A)	4,825	5,211,000
TRW Automotive Acquisition Corp.,
9.375%, 2-15-13	3,500	3,998,750

		34,313,500

Chemicals - Petroleum and Inorganic - 1.04%
Berry Plastics Corporation,
10.75%, 7-15-12	1,850	2,090,500
PolyOne Corporation,
8.875%, 5-1-12	4,150	4,233,000
Resolution Performance Products LLC and RPP Capital Corporation,
13.5%, 11-15-10	3,000	2,910,000
United Agri Products, Inc.,
8.25%, 12-15-11 (A)	500	540,000

		9,773,500

Chemicals - Specialty - 1.24%
Buckeye Technologies Inc.:
8.0%, 10-15-10	5,990	5,870,200
8.5%, 10-1-13	3,750	4,031,250
Ethyl Corporation,
8.875%, 5-1-10	1,650	1,782,000

		11,683,450

Coal - 0.35%
Southern Star Central Corp.,
8.5%, 8-1-10	3,000	3,270,000

Communications Equipment - 0.24%
EchoStar DBS Corporation,
9.125%, 1-15-09	2,000	2,225,000

Computers - Peripherals - 0.33%
Activant Solutions Inc.,
10.5%, 6-15-11	3,000	3,090,000

Construction Materials - 5.20%
Ames True Temper, Inc.,
10.0%, 7-15-12 (A)	2,450	2,502,062
Brand Services, Inc.,
12.0%, 10-15-12	4,250	4,823,750
Interface, Inc.:
10.375%, 2-1-10	6,180	7,014,300
9.5%, 2-1-14	3,750	3,881,250
Jacuzzi Brands, Inc.,
9.625%, 7-1-10	10,000	11,050,000
MAAX Corporation,
9.75%, 6-15-12 (A)	3,750	3,975,000
Norcraft Companies, L.P. and Norcraft Finance Corp.,
9.0%, 11-1-11 (A)	6,750	7,357,500
Ply Gem Industries, Inc.,
9.0%, 2-15-12 (A)	6,400	6,384,000
WII Components, Inc.,
10.0%, 2-15-12	2,000	1,940,000

		48,927,862

Containers - 5.10%
Alltrista Corporation,
9.75%, 5-1-12	9,700	10,718,500
Crown European Holdings:
9.5%, 3-1-11	7,500	8,362,500
10.875%, 3-1-13	2,700	3,138,750
MDP Acquisitions plc,
9.625%, 10-1-12	6,800	7,684,000
Owens-Brockway Glass Container Inc.,
8.75%, 11-15-12	9,750	10,822,500
Owens-Illinois, Inc.,
7.15%, 5-15-05	2,000	2,030,000
Pliant Corporation,
11.125%, 6-15-09	4,250	3,633,750
Stone Container Finance Company of Canada II,
7.375%, 7-15-14 (A)	1,600	1,676,000

		48,066,000

Cosmetics and Toiletries - 0.54%
Armkel, LLC and Armkel Finance, Inc.,
9.5%, 8-15-09	3,300	3,597,000
Chattem, Inc.,
7.0%, 3-1-14	1,500	1,526,250

		5,123,250

Defense - 0.18%
DRS Technologies, Inc.,
6.875%, 11-1-13	1,650	1,716,000

Electrical Equipment - 1.82%
Communications & Power Industries, Inc.,
8.0%, 2-1-12	1,950	2,037,750
Nortek, Inc.,
8.5%, 9-1-14 (A)	4,750	4,975,625
Rayovac Corporation,
8.5%, 10-1-13	6,750	7,323,750
Rexnord Corporation,
10.125%, 12-15-12	2,500	2,825,000

		17,162,125

Electronic Instruments - 0.84%
Coleman Cable Inc.,
9.875%, 10-1-12 (A)	5,800	5,894,250
Fisher Scientific International Inc.,
8.125%, 5-1-12	1,824	2,033,760

		7,928,010

Finance Companies - 3.16%
Cellu Tissue Holdings, Inc.,
9.75%, 3-15-10 (A)	1,600	1,624,000
Dollar Financial Group, Inc.,
9.75%, 11-15-11	2,700	2,862,000
Equinox Holdings, Inc.,
9.0%, 12-15-09	3,665	3,774,950
HMH Properties, Inc.,
7.875%, 8-1-08	382	392,982
MSW Energy Holdings LLC and MSW Energy
Finance Co., Inc.,
8.5%, 9-1-10	1,600	1,752,000
NBC Acquisition Corp.,
0.0%, 3-15-13 (C)	2,650	1,802,000
Nexstar Broadcasting, Inc.,
7.0%, 1-15-14	3,150	3,102,750
Pinnacle Foods Holding Corporation,
8.25%, 12-1-13 (A)	4,950	4,665,375
Qwest Capital Funding, Inc.,
7.75%, 8-15-06	2,750	2,760,313
Toll Corp.,
8.0%, 5-1-09	3,800	3,952,000
UAP Holding Corp.,
0.0%, 7-15-12 (A)(C)	4,000	3,060,000

		29,748,370

Food and Related - 2.10%
American Seafoods Group LLC and American Seafoods, Inc.,
10.125%, 4-15-10	7,965	8,522,550
B & G Foods, Inc.,
9.625%, 8-1-07	4,500	4,594,500
Chiquita Brands International, Inc.,
7.5%, 11-1-14 (A)	2,350	2,350,000
Merisant Company,
9.5%, 7-15-13 (A)	2,400	2,280,000
Pilgrim's Pride Corporation:
9.625%, 9-15-11	1,000	1,120,000
9.25%, 11-15-13	850	935,000

		19,802,050

Forest and Paper Products - 2.67%
Georgia-Pacific Corporation:
7.375%, 7-15-08	4,700	5,123,000
8.875%, 2-1-10	6,800	7,956,000
9.5%, 12-1-11	1,100	1,361,250
8.0%, 1-15-24	4,750	5,403,125
Jefferson Smurfit Corporation,
8.25%, 10-1-12	4,850	5,347,125

		25,190,500

Furniture and Furnishings - 1.25%
Associated Materials Incorporated:
9.75%, 4-15-12	5,820	6,678,450
0.0%, 3-1-14 (A)(C)	6,950	5,056,125

		11,734,575

Health Care - General - 1.32%
Encore Medical IHC, Inc.,
9.75%, 10-1-12 (A)	4,500	4,443,750
MQ Associates, Inc.,
0.0%, 8-15-12 (A) (C)	10,000	6,300,000
Medical Device Manufacturing, Inc.,
10.0%, 7-15-12 (A)	1,600	1,696,000

		12,439,750

Homebuilders, Mobile Homes - 0.20%
Technical Olympic USA, Inc.,
7.5%, 3-15-11	1,800	1,831,500

Hospital Supply and Management - 2.82%
Psychiatric Solutions, Inc.,
10.625%, 6-15-13	4,230	4,779,900
Triad Hospitals, Inc.,
7.0%, 11-15-13	4,750	4,833,125
US Oncology, Inc.:
9.0%, 8-15-12 (A)	1,750	1,811,250
10.75%, 8-15-14 (A)	1,000	1,027,500
United Surgical Partners Holdings, Inc.,
10.0%, 12-15-11	4,875	5,569,688
Vanguard Health Holding Company I, LLC and Vanguard Holding Company I, Inc.,
0.0%, 10-1-15 (A)(C)	5,250	3,031,875
Vanguard Health Holding Company II, LLC and Vanguard Holding Company II, Inc.,
9.0%, 10-1-14 (A)	5,500	5,513,750

		26,567,088

Hotels and Gaming - 6.11%
Gaylord Entertainment Company,
8.0%, 11-15-13	2,400	2,526,000
Inn of the Mountain Gods Resort and Casino,
12.0%, 11-15-10	4,000	4,580,000
John Q Hammons Hotels, L.P. and John Q Hammons Hotels Finance Corporation III,
8.875%, 5-15-12	4,450	4,961,750
MGM Grand, Inc.,
9.75%, 6-1-07	5,750	6,389,688
MGM MIRAGE,
8.5%, 9-15-10	4,750	5,397,187
Mandalay Resort Group,
9.375%, 2-15-10	6,500	7,475,000
Premier Entertainment Biloxi LLC and Premier Finance Biloxi Corp.,
10.75%, 2-1-12	2,150	2,268,250
Sun International Hotels Limited and Sun International North America, Inc.,
8.875%, 8-15-11	4,000	4,385,000
Turning Stone Casino Resort Enterprise,
9.125%, 12-15-10 (A)	900	972,000
Vail Resorts, Inc.,
6.75%, 2-15-14	4,000	4,040,000
Venetian Casino Resort, LLC and Las Vegas Sands, Inc.,
11.0%, 6-15-10	8,750	10,128,125
Wynn Las Vegas, LLC and Wynn Las Vegas Capital Corp.,
12.0%, 11-1-10	3,514	4,392,500

		57,515,500

Household - General Products - 1.21%
Graham Packaging Company, L.P. and GPC Capital Corp. I:
8.5%, 10-15-12 (A)	800	816,000
9.875%, 10-15-14 (A)	1,600	1,638,000
Nebraska Book Company, Inc.,
8.625%, 3-15-12	5,700	5,671,500
Sealy Mattress Company,
8.25%, 6-15-14	3,250	3,282,500

		11,408,000

Leisure Time Industry - 1.76%
Hollywood Park, Inc.,
9.25%, 2-15-07	7,875	8,071,875
Pinnacle Entertainment, Inc.,
8.25%, 3-15-12	4,700	4,711,750
Royal Caribbean Cruises Ltd.:
8.0%, 5-15-10	1,250	1,407,812
8.75%, 2-2-11	2,000	2,335,000

		16,526,437

Metal Fabrication - 0.19%
IMCO Recycling Inc.,
10.375%, 10-15-10	1,650	1,815,000

Mining - 0.83%
Compass Minerals International, Inc.:
0.0%, 12-15-12 (C)	3,000	2,520,000
0.0%, 6-1-13 (C)	6,750	5,332,500

		7,852,500

Motion Pictures - 2.00%
AMC Entertainment Inc.,
5.97%, 8-15-10 (A)	1,525	1,570,750
Cinemark, Inc.,
0.0%, 3-15-14 (C)	11,500	7,906,250
Cinemark USA, Inc.,
9.0%, 2-1-13	1,600	1,788,000
LCE Acquisition Corporation,
9.0%, 8-1-14 (A)	7,375	7,614,687

		18,879,687

Motor Vehicle Parts - 1.01%
Tenneco Automotive Inc.:
11.625%, 10-15-09	4,500	4,747,500
10.25%, 7-15-13	4,150	4,731,000

		9,478,500

Motor Vehicles - 2.22%
AutoNation, Inc.,
9.0%, 8-1-08	4,750	5,462,500
Group 1 Automotive, Inc.,
8.25%, 8-15-13	2,375	2,505,625
Sonic Automotive, Inc.,
8.625%, 8-15-13	7,000	7,402,500
United Auto Group, Inc.,
9.625%, 3-15-12	5,000	5,512,500

		20,883,125

Multiple Industry - 2.27%
ADESA, Inc.,
7.625%, 6-15-12	1,600	1,648,000
Buckeye Cellulose Corporation,
9.25%, 9-15-08	1,900	1,900,000
Doane Pet Care Company,
10.75%, 3-1-10	4,850	5,177,375
MCI, Inc.:
5.908%, 5-1-07	928	919,880
6.688%, 5-1-09	928	894,360
7.735%, 5-1-14	795	753,262
Muzak LLC and Muzak Finance Corp.,
10.0%, 2-15-09	3,750	3,318,750
Tyco International Group S.A.,
3.125%, 1-15-23, Convertible (A)	2,750	4,118,125
WESCO Distribution, Inc.,
9.125%, 6-1-08	2,575	2,655,469

		21,385,221

Petroleum - Domestic - 1.30%
Encore Acquisition Company,
8.375%, 6-15-12	1,900	2,118,500
EXCO Resources, Inc.,
7.25%, 1-15-11	6,500	6,890,000
KCS Energy, Inc.,
7.125%, 4-1-12	750	783,750
Whiting Petroleum Corporation,
7.25%, 5-1-12	2,425	2,449,250

		12,241,500

Petroleum - International - 0.61%
Chesapeake Energy Corporation,
9.0%, 8-15-12	1,000	1,142,500
Forest Oil Corporation,
8.0%, 6-15-08	1,500	1,657,500
Frontier Oil Corporation,
6.625%, 10-1-11 (A)	800	810,000
Newfield Exploration Company,
6.625%, 9-1-14 (A)	2,000	2,085,000

		5,695,000

Petroleum - Services - 3.36%
Foundation PA Coal Company,
7.25%, 8-1-14 (A)	900	956,250
GulfTerra Energy Partners, L.P.,
8.5%, 6-1-10	4,139	4,816,761
Hanover Compressor Company:
8.625%, 12-15-10	2,350	2,549,750
9.0%, 6-1-14	750	823,125
Pemex Project Funding Master Trust,
7.375%, 12-15-14	12,200	13,298,000
R&B Falcon Corporation,
9.5%, 12-15-08	3,750	4,517,471
SESI, L.L.C.,
8.875%, 5-15-11	4,250	4,643,125

		31,604,482

Publishing - 1.36%
Dex Media East LLC and Dex Media East Finance Co.,
12.125%, 11-15-12	3,624	4,511,880
Dex Media, Inc.,
8.0%, 11-15-13	3,750	3,937,500
Dex Media West LLC and Dex Media West Finance Co.:
8.5%, 8-15-10	1,600	1,816,000
9.875%, 8-15-13	2,198	2,582,650

		12,848,030

Railroad - 0.57%
Kansas City Southern Railway Company (The),
7.5%, 6-15-09	5,250	5,368,125

Real Estate Investment Trust - 3.36%
Host Marriott, L.P.:
9.25%, 10-1-07	4,250	4,760,000
7.125%, 11-1-13	13,000	13,650,000
Meritage Corporation:
9.75%, 6-1-11	8,300	9,316,750
7.0%, 5-1-14	3,800	3,895,000

		31,621,750

Restaurants - 0.43%
Pierre Merger Corp.,
9.875%, 7-15-12 (A)	3,925	4,042,750

Retail - Food Stores - 0.28%
Couche-Tard U.S. L.P. and Couche-Tard Financing Corp.,
7.5%, 12-15-13	2,450	2,609,250

Retail - General Merchandise - 1.65%
Domino's Inc.,
8.25%, 7-1-11	2,406	2,604,495
Roundy's, Inc.,
8.875%, 6-15-12	7,585	8,172,837
Stater Bros. Holdings Inc.:
5.38%, 6-15-10 (A)	2,850	2,892,750
8.125%, 6-15-12 (A)	1,750	1,833,125

		15,503,207

Retail - Specialty Stores - 4.36%
CSK Auto, Inc.,
7.0%, 1-15-14	4,750	4,595,625
Cole National Group, Inc.,
8.875%, 5-15-12	7,400	8,380,500
FTD, Inc.,
7.75%, 2-15-14	3,200	3,192,000
Jean Coutu Group (PJC) Inc. (The):
7.625%, 8-1-12 (A)	4,050	4,120,875
8.5%, 8-1-14 (A)	4,200	4,168,500
Jo-Ann Stores, Inc.,
7.5%, 3-1-12	8,000	8,360,000
United Rentals (North America), Inc.:
6.5%, 2-15-12	3,500	3,368,750
7.0%, 2-15-14	5,500	4,881,250

		41,067,500

Security and Commodity Brokers - 0.59%
Global Cash Access, L.L.C. and Global Cash Access Finance Corporation,
8.75%, 3-15-12 (A)	5,250	5,565,000

Timesharing and Software - 0.23%
NTL Cable PLC,
8.75%, 4-15-14 (A)	2,000	2,165,000

Tires and Rubber Products - 0.30%
GEO Sub Corp.,
11.0%, 5-15-12 (A)	3,000	2,835,000

Utilities - Gas and Pipeline - 2.71%
ANR Pipeline Company,
8.875%, 3-15-10	2,400	2,700,000
AmeriGas Partners, L.P. and AP Eagle Finance Corp.,
8.875%, 5-20-11	4,700	5,181,750
Northwest Pipeline Corporation,
8.125%, 3-1-10	5,300	5,942,625
Williams Companies, Inc. (The):
8.125%, 3-15-12	2,650	3,054,125
7.625%, 7-15-19	3,000	3,285,000
7.75%, 6-15-31	5,300	5,379,500

		25,543,000

Utilities - Telephone - 7.15%
Alamosa (Delaware), Inc.:
0.0%, 7-31-09 (C)	3,353	3,453,590
8.5%, 1-31-12	4,400	4,455,000
American Tower Corporation:
9.375%, 2-1-09	4,300	4,558,000
7.25%, 12-1-11	4,750	4,940,000
7.5%, 5-1-12	3,750	3,825,000
Centennial Communications Corp., Centennial Cellular Operating Co. LLC and Centennial Puerto Rico Operations Corp.,
8.125%, 2-1-14 (A)	1,600	1,526,000
Crown Castle International Corp.,
7.5%, 12-1-13	4,250	4,451,875
Nextel Communications, Inc.,
7.375%, 8-1-15	7,500	8,062,500
Qwest Corporation,
9.125%, 3-15-12 (A)	5,000	5,500,000
Qwest Services Corporation and Qwest Communications International Inc.:
13.0%, 12-15-07 (A)	4,500	5,118,750
14.0%, 12-15-14 (A)	1,875	2,268,750
SBA Communications Corporation,
10.25%, 2-1-09	8,750	9,362,500
US Unwired Inc.,
10.0%, 6-15-12	6,675	6,925,312
Ubiquitel Operating Company:
0.0%, 4-15-10 (C)	1,150	1,210,375
9.875%, 3-1-11 (A)	1,600	1,666,000

		67,323,652

TOTAL CORPORATE DEBT SECURITIES - 93.42%		$879,712,423

(Cost: $825,626,184)

SHORT-TERM SECURITIES

Capital Equipment - 0.18%
Deere (John Capital Corp.,
1.8%, 10-7-04	1,719	1,718,484

Forest and Paper Products - 0.15%
Sonoco Products Co.,
1.92%, 10-1-04	1,372	1,372,000

Retail - Food Stores - 4.19%
Kroger Co. (The),
1.9%, 10-4-04	39,500	39,500,000

Retail - General Merchandise - 0.74%
May Department Stores Co.,
1.75%, 10-1-04	6,974	6,974,000

TOTAL SHORT-TERM SECURITIES - 5.26%		$49,564,484

(Cost: $49,564,484)

TOTAL INVESTMENT SECURITIES - 99.10%		$933,263,733

(Cost: $883,649,482)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.90%		8,449,563

NET ASSETS - 100.00%		$941,713,296

Notes to Schedule of Investments

*No dividends were paid during the preceding 12 months.
(A)
Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2004, the total value of these securities amounted to $168,005,510 or 17.84% of net assets.

(B)	Security valued in good faith by the Valuation Committee of the Board of Directors. See Note 1 to financial statements.
(C)	The security does not bear interest for an initial period of time and subsequently becomes interest bearing.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      HIGH INCOME FUND
      September 30, 2004
      (In Thousands, Except fot Per Share Amounts)

ASSETS
Investment securities - at value (cost-$883,649) (Notes 1 and 3)	$933,264
Cash	1
Receivables:
Dividends and interest	17,540
Investment securities sold	2,942
Fund shares sold	943
Prepaid and other assets	57

Total assets	954,747

LIABILITIES
Payable for investment securities purchased	10,125
Payable to Fund shareholders	2,404
Accrued shareholder servicing (Note 2)	214
Accrued service fee (Note 2)	179
Accrued accounting and administrative services fees (Note 2)	19
Accrued management fee (Note 2)	16
Accrued distribution fee (Note 2)	6
Other	71

Total liabilities	13,034

Total net assets	$941,713

NET ASSETS
$1.00 par value capital stock:
Capital stock	$124,748
Additional paid-in capital	1,004,423
Accumulated undistributed income (loss):
Accumulated undistributed net investment income	1,141
Accumulated undistributed net realized loss on investment transactions	(238,213)
Net unrealized appreciation in value of investments	49,614

Net assets applicable to outstanding units of capital	$941,713

Net asset value per share (net assets divided by shares outstanding):
Class A	$7.55
Class B	$7.55
Class C	$7.55
Class Y	$7.55
Capital shares outstanding:
Class A	115,253
Class B	4,782
Class C	2,019
Class Y	2,694
Capital shares authorized	500,000

See Notes to Financial Statements

Statement of Operations
      HIGH INCOME FUND
      For the Fiscal Year Ended September 30, 2004
      (In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Interest and amortization	$73,566
Dividends	178

Total income	73,744

Expenses (Note 2):
Investment management fee	5,706
Service fee:
Class A	1,984
Class B	85
Class C	33
Shareholder servicing:
Class A	1,714
Class B	135
Class C	44
Class Y	34
Distribution fee:
Class A	49
Class B	255
Class C	100
Accounting and administrative services fees	224
Custodian fees	48
Legal fees	46
Audit fees	26
Other	209

Total expenses	10,692

Net investment income	63,052

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on investments	21,833
Unrealized depreciation in value of investments	(2,273)

Net gain on investments	19,560

Net increase in net assets resulting from operations	$82,612

See Notes to Financial Statements

Statement of Changes in Net Assets
      HIGH INCOME FUND
      (In Thousands)

	For the fiscal year ended September 30,
	2004	2003

INCREASE IN NET ASSETS
Operations:
Net investment income	$63,052	$61,103
Realized net gain (loss) on investments	21,833	(8,072)
Unrealized appreciation (depreciation)	(2,273)	73,299

Net increase in net assets resulting from operations	82,612	126,330

Distributions to shareholders from
net investment income (Note 1D):(1)
Class A	(59,016)	(56,309)
Class B	(1,998)	(1,506)
Class C	(799)	(577)
Class Y	(1,588)	(1,409)

	(63,401)	(59,801)

Capital share transactions (Note 5)	32,862	59,250

Total increase	52,073	125,779
NET ASSETS
Beginning of period	889,640	763,861

End of period	$941,713	$889,640

Undistributed net investment income	$1,141	$1,490

(1)See "Financial Highlights" on pages 29 - 32.

See Notes to Financial Statements

Financial Highlights
      HIGH INCOME FUND
      Class A Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended September 30,				For the fiscal period ended		For the fiscal year ended March 31,
	2004	2003	2002	2001	9-30-00		2000

Net asset value, beginning of period	$7.39	$6.84	$7.26	$8.10	$8.54		$9.39

Income (loss) from investment operations:
Net investment income	0.51	0.52	0.56	0.66	0.37		0.78
Net realized and unrealized gain (loss) on investments	0.17	0.54	(0.42)	(0.84)	(0.44)		(0.84)

Total from investment operations	0.68	1.06	0.14	(0.18)	(0.07)		(0.06)

Less dividends from net investment income	(0.52)	(0.51)	(0.56)	(0.66)	(0.37)		(0.79)

Net asset value, end of period	$7.55	$7.39	$6.84	$7.26	$8.10		$8.54

Total return(1)	9.44%	16.10%	1.91%	-2.51%	-0.81%		-0.65%
Net assets,end of period (in millions)	$870	$833	$728	$715	$750		$826
Ratio of expenses to average net assets	1.11%	1.15%	1.13%	1.08%	1.06	%(2)	1.04%
Ratio of net investment income to average net assets	6.83%	7.31%	7.61%	8.56%	8.94	%(2)	8.65%
Portfolio turnover rate	65%	63%	57%	74%	24%		42%

(1)Total return calculated without taking into account the sales load deducted on an initial purchase.
(2)Annualized.

See Notes to Financial Statements

Financial Highlights
      HIGH INCOME FUND
      Class B Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended September 30,				For the fiscal period ended		For the period from 10-4-99(1) to
	2004	2003	2002	2001	9-30-00		3-31-00

Net asset value, beginning of period	$7.39	$6.83	$7.25	$8.10	$8.54		$8.84

Income (loss) from investment operations:
Net investment income	0.44	0.45	0.49	0.59	0.33		0.36
Net realized and unrealized gain (loss) on investments	0.16	0.55	(0.42)	(0.85)	(0.44)		(0.30)

Total from investment operations	0.60	1.00	0.07	(0.26)	(0.11)		0.06

Less dividends from net investment income	(0.44)	(0.44)	(0.49)	(0.59)	(0.33)		(0.36)

Net asset value, end of period	$7.55	$7.39	$6.83	$7.25	$8.10		$8.54

Total return	8.37%	15.10%	0.79%	-3.41%	-1.28%		0.61%
Net assets, end of period (in millions)	$36	$30	$21	$12	$5		$3
Ratio of expenses to average net assets	2.08%	2.16%	2.11%	1.99%	1.99	%(2)	1.96	%(2)
Ratio of net investment income to average net assets	5.86%	6.29%	6.60%	7.61%	8.02	%(2)	7.79	%(2)
Portfolio turnover rate	65%	63%	57%	74%	24%		42%

(1)Commencement of operations of the class.
(2)Annualized.

See Notes to Financial Statements

Financial Highlights
      HIGH INCOME FUND
      Class C Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended September 30,				For the fiscal period ended		For the period from 10-4-99(1) to
	2004	2003	2002	2001	9-30-00		3-31-00

Net asset value, beginning of period	$7.39	$6.83	$7.25	$8.11	$8.54		$8.84

Income (loss) from investment operations:
Net investment income	0.44	0.45	0.49	0.60	0.33		0.36
Net realized and unrealized gain (loss) on investments	0.17	0.55	(0.42)	(0.87)	(0.43)		(0.30)

Total from investment operations	0.61	1.00	0.07	(0.27)	(0.10)		0.06

Less dividends from net investment income	(0.45)	(0.44)	(0.49)	(0.59)	(0.33)		(0.36)

Net asset value, end of period	$7.55	$7.39	$6.83	$7.25	$8.11		$8.54

Total return	8.46%	15.13%	0.76%	-3.42%	-1.28%		0.65%
Net assets, end of period (in thousands)	$15,231	$10,464	$8,692	$4,513	$856		$404
Ratio of expenses to average net assets	2.01%	2.13%	2.12%	1.97%	2.07	%(2)	1.91	%(2)
Ratio of net investment income to average net assets	5.93%	6.33%	6.59%	7.60%	7.94	%(2)	7.88	%(2)
Portfolio turnover rate	65%	63%	57%	74%	24%		42%

(1)Commencement of operations of the class.
(2)Annualized.

See Notes to Financial Statements

Financial Highlights
      HIGH INCOME FUND
      Class Y Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended September 30,				For the fiscal period ended		For the fiscal year ended March 31,
	2004	2003	2002	2001	9-30-00		2000

Net asset value, beginning of period	$7.40	$6.84	$7.25	$8.10	$8.54		$9.39

Income (loss) from investment operations:
Net investment income	0.54	0.52	0.58	0.69	0.39		0.81
Net realized and unrealized gain (loss) on investments	0.15	0.57	(0.41)	(0.85)	(0.44)		(0.84)

Total from investment operations	0.69	1.09	0.17	(0.16)	(0.05)		(0.03)

Less dividends from net investment income	(0.54)	(0.53)	(0.58)	(0.69)	(0.39)		(0.82)

Net asset value, end of period	$7.55	$7.40	$6.84	$7.25	$8.10		$8.54

Total return	9.62%	16.65%	2.20%	-2.22%	-0.69%		-0.39%
Net assets, end of period (in millions)	$20	$16	$6	$3	$2		$2
Ratio of expenses to average net assets	0.83%	0.82%	0.82%	0.81%	0.80	%(1)	0.79%
Ratio of net investment income to average net assets	7.13%	7.58%	7.91%	8.82%	9.21	%(1)	8.91%
Portfolio turnover rate	65%	63%	57%	74%	24%		42%

(1)Annualized.

See Notes to Financial Statements

Notes to Financial Statements

      September 30, 2004

Note 1 - Significant Accounting Policies

Waddell & Reed Advisors High Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to provide a high level of current income, by investing primarily in a diversified portfolio of high-yield, high-risk fixed income securities, with a secondary objective of capital growth when consistent with the primary objective. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security valuation - Each stock and convertible bond is valued at the latest sale price thereof on each business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Restricted securities and securities for which market quotations are not readily available or are deemed not to be reliable because of significant events or circumstances identified between the closing of their principal markets and the closing of the New York Stock Exchange are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market value.

B. Security transactions and related investment income - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Premium and discount on the purchase of bonds are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 - Investment Security Transactions.

C. Federal income taxes - It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 - Federal Income Tax Matters.

D. Dividends and distributions - Dividends and distributions to shareholders are recorded by the Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2 - Investment Management and Payments to Affiliated Persons

Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of Waddell & Reed, Inc. ("W&R"), serves as the Fund's investment manager. The Fund pays a fee for investment management services. The fee is computed and paid daily based on the net asset value at the close of business. The fee is payable by the Fund at the annual rates of: 0.625% of net assets up to $500 million, 0.60% of net assets over $500 million and up to $1 billion, 0.55% of net assets over $1 billion and up to $1.5 billion, and 0.50% of net assets over $1.5 billion.

The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WRSCO"), a wholly owned subsidiary of W&R. Under the agreement, WRSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund paid WRSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

Accounting Services Fee
Average Net Asset Level (in millions)			Annual Fee Rate for Each Level

From	$0 to	$10	$0
From	$10 to	$25	$11,500
From	$25 to	$50	$23,100
From	$50 to	$100	$35,500
From	$100 to	$200	$48,400
From	$200 to	$350	$63,200
From	$350 to	$550	$82,500
From	$550 to	$750	$96,300
From	$750 to	$1,000	$121,600
	$1,000 and Over		$148,500

In addition, for each class of shares in excess of one, the Fund pays WRSCO a monthly per-class fee equal to 2.5% of the monthly accounting services base fee.

The Fund also pays monthly a fee at the annual rate of 0.01% or one basis point for the first $1 billion of net assets with no fee charged for net assets in excess of $1 billion.

For Class A, Class B and Class C shares, the Fund pays WRSCO a monthly per account charge for shareholder servicing of $1.6958 for each shareholder account which was in existence at any time during the prior month. With respect to Class Y shares, the Fund pays WRSCO a monthly fee at an annual rate of 0.15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WRSCO for certain out-of-pocket costs for all classes.

As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $2,665,519. During the period ended September 30, 2004, W&R received $74,703 and $8,499 in deferred sales charges for Class B shares and Class C shares, respectively. With respect to Class A, Class B and Class C shares, W&R paid sales commissions of $1,746,334 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

Under the Distribution and Service Plan adopted by the Fund for Class B and Class C shares, respectively, the Fund may pay W&R a service fee of up to 0.25%, on an annual basis, of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75%, on an annual basis, of the average daily net assets of the class to compensate W&R for distributing the shares of that class. The Class B Plan and the Class C Plan each permit W&R to receive compensation, through the distribution and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to reimbursement under the Class A Plan.

The Fund paid Directors' regular compensation of $51,605, which are included in other expenses.

As of November 2003, the Fund paid Frederick Vogel III special compensation of $371 for his service as lead independent director.

W&R is a subsidiary of Waddell & Reed Financial, Inc., a public holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

Note 3 - Investment Security Transactions

Purchases of investment securities, other than U.S. government obligations and short-term securities, aggregated $602,966,727, while proceeds from maturities and sales aggregated $566,853,405. Purchases of short-term securities aggregated $7,267,973,187, while proceeds from maturities and sales aggregated $7,260,363,924. No U.S. government securities were bought or sold during the period.

For Federal income tax purposes, cost of investments owned at September 30, 2004 was $883,649,482, resulting in net unrealized appreciation of $49,614,251, of which $57,079,464 related to appreciated securities and $7,465,213 related to depreciated securities.

Note 4 - Federal Income Tax Matters

For Federal income tax purposes, the Fund's distributed and undistributed earnings and profit for the fiscal year ended September 30, 2004 and the related capital loss carryover and post-October activity were as follows:

Net ordinary income	$63,061,894
Distributed ordinary income	63,400,524
Undistributed ordinary income	1,479,481

Realized long-term capital gains	-
Distributed long-term capital gains	-
Undistributed long-term capital gains	-

Capital loss carryover	-

Post-October losses deferred	-

Internal Revenue Code regulations permit the Fund to defer into its next fiscal year net capital losses or net long-term capital losses incurred between each November 1 and the end of its fiscal year ("post-October losses").

Capital loss carryovers are available to offset future realized capital gain net income for Federal income tax purposes. The following shows the totals by year in which the capital loss carryovers will expire if not utilized.

September 30, 2007	$26,492,097
September 30, 2008	69,897,740
September 30, 2009	19,270,602
September 30, 2010	48,079,168
September 30, 2011	74,473,774

Total carryover	$238,213,381

Note 5 - Multiclass Operations

The Fund currently offers four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate shareholder servicing fee structure. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

Transactions in capital stock are summarized below. Amounts are in thousands

	For the fiscal year ended September 30,
	2004	2003

Shares issued from sale of shares:
Class A	27,092	34,964
Class B	1,470	1,879
Class C	1,134	932
Class Y	2,806	6,655
Shares issued from reinvestment of dividends:
Class A	7,108	7,117
Class B	252	202
Class C	102	78
Class Y	211	194
Shares redeemed:
Class A	(31,589)	(35,961)
Class B	(1,013)	(1,096)
Class C	(633)	(866)
Class Y	(2,503)	(5,506)

Increase in outstanding capital shares	4,437	8,592

Value issued from sale of shares:
Class A	$203,196	$247,437
Class B	11,030	13,420
Class C	8,504	6,639
Class Y	20,952	47,013
Value issued from reinvestment of dividends:
Class A	53,142	50,229
Class B	1,885	1,426
Class C	759	550
Class Y	1,576	1,380
Value redeemed:
Class A	(236,990)	(255,356)
Class B	(7,589)	(7,761)
Class C	(4,748)	(6,128)
Class Y	(18,855)	(39,599)

Increase in outstanding capital	$32,862	$59,250

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
Waddell & Reed Advisors High Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Waddell & Reed Advisors High Income Fund, Inc. (the "Fund") as of September 30, 2004, and the related statement of operations for the fiscal year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Waddell & Reed Advisors High Income Fund, Inc. as of September 30, 2004, the results of its operations for the fiscal year then ended, the changes in its net assets for each of the two fiscal years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
November 16, 2004

Income Tax Information

The amounts of the dividends below, multiplied by the number of shares owned by you on the record dates, will give you the total amounts to be reported in your Federal income tax return for the years in which the dividends were received or reinvested.

		Per-Share Amounts Reportable As:
		For Individuals				For Corporations

Record Date	Total	Qualifying	Non- Qualifying	Long-Term Capital Gain	Qualifying	Non- Qualifying	Long-Term Capital Gain

Class A
10-15-03	$0.0430	$0.0002	$0.0428	$-	$0.0002	$0.0428	$-
11-12-03	0.0430	0.0002	0.0428	-	0.0002	0.0428	-
12-17-03	0.0500	0.0002	0.0498	-	0.0002	0.0498	-
1-14-04	0.0430	0.0001	0.0429	-	0.0001	0.0429	-
2-11-04	0.0430	0.0001	0.0429	-	0.0001	0.0429	-
3-10-04	0.0420	0.0001	0.0419	-	0.0001	0.0419	-
4-14-04	0.0420	0.0001	0.0419	-	0.0001	0.0419	-
5-12-04	0.0420	0.0001	0.0419	-	0.0001	0.0419	-
6-16-04	0.0420	0.0001	0.0419	-	0.0001	0.0419	-
7-14-04	0.0420	0.0001	0.0419	-	0.0001	0.0419	-
8-11-04	0.0420	0.0001	0.0419	-	0.0001	0.0419	-
9-15-04	0.0420	0.0001	0.0419	-	0.0001	0.0419	-

Total	$0.5160	$0.0015	$0.5145	$-	$0.0015	$0.5145	$-

Class B
10-15-03	$0.0360	$0.0002	$0.0358	$-	$0.0002	$0.0358	$-
11-12-03	0.0370	0.0002	0.0368	-	0.0002	0.0368	-
12-17-03	0.0430	0.0002	0.0428	-	0.0002	0.0428	-
1-14-04	0.0370	0.0001	0.0369	-	0.0001	0.0369	-
2-11-04	0.0380	0.0001	0.0379	-	0.0001	0.0379	-
3-10-04	0.0360	0.0001	0.0359	-	0.0001	0.0359	-
4-14-04	0.0350	0.0001	0.0349	-	0.0001	0.0349	-
5-12-04	0.0370	0.0001	0.0369	-	0.0001	0.0369	-
6-16-04	0.0350	0.0001	0.0349	-	0.0001	0.0349	-
7-14-04	0.0370	0.0001	0.0369	-	0.0001	0.0369	-
8-11-04	0.0360	0.0001	0.0359	-	0.0001	0.0359	-
9-15-04	0.0350	0.0001	0.0349	-	0.0001	0.0349	-

Total	$0.4420	$0.0015	$0.4405	$-	$0.0015	$0.4405	$-

		Per-Share Amounts Reportable As:
		For Individuals				For Corporations

Record Date	Total	Qualifying	Non- Qualifying	Long-Term Capital Gain	Qualifying	Non- Qualifying	Long-Term Capital Gain

Class C
10-15-03	$0.0360	$0.0002	$0.0358	$-	$0.0002	$0.0358	$-
11-12-03	0.0370	0.0002	0.0368	-	0.0002	0.0368	-
12-17-03	0.0430	0.0002	0.0428	-	0.0002	0.0428	-
1-14-04	0.0380	0.0001	0.0379	-	0.0001	0.0379	-
2-11-04	0.0380	0.0001	0.0379	-	0.0001	0.0379	-
3-10-04	0.0370	0.0001	0.0369	-	0.0001	0.0369	-
4-14-04	0.0360	0.0001	0.0359	-	0.0001	0.0359	-
5-12-04	0.0370	0.0001	0.0369	-	0.0001	0.0369	-
6-16-04	0.0360	0.0001	0.0359	-	0.0001	0.0359	-
7-14-04	0.0370	0.0001	0.0369	-	0.0001	0.0369	-
8-11-04	0.0370	0.0001	0.0369	-	0.0001	0.0369	-
9-15-04	0.0360	0.0001	0.0359	-	0.0001	0.0359	-

Total	$0.4480	$0.0015	$0.4465	$-	$0.0015	$0.4465	$-

Class Y
10-15-03	$0.0450	$0.0002	$0.0448	$-	$0.0002	$0.0448	$-
11-12-03	0.0450	0.0002	0.0448	-	0.0002	0.0448	-
12-17-03	0.0520	0.0003	0.0517	-	0.0003	0.0517	-
1-14-04	0.0450	0.0001	0.0449	-	0.0001	0.0449	-
2-11-04	0.0440	0.0001	0.0439	-	0.0001	0.0439	-
3-10-04	0.0440	0.0001	0.0439	-	0.0001	0.0439	-
4-14-04	0.0430	0.0001	0.0429	-	0.0001	0.0429	-
5-12-04	0.0440	0.0001	0.0439	-	0.0001	0.0439	-
6-16-04	0.0440	0.0001	0.0439	-	0.0001	0.0439	-
7-14-04	0.0440	0.0001	0.0439	-	0.0001	0.0439	-
8-11-04	0.0430	0.0001	0.0429	-	0.0001	0.0429	-
9-15-04	0.0450	0.0001	0.0449	-	0.0001	0.0449	-

Total	$0.5380	$0.0016	$0.5364	$-	$0.0016	$0.5364	$-

CORPORATION DEDUCTIONS - Under Federal tax law, the amounts reportable as Qualifying Dividends are eligible for the dividends received deduction in the year received as provided by Section 243 of the Internal Revenue Code.

The tax status of dividends paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

Shareholders are advised to consult with their tax adviser concerning the tax treatment of dividends and distributions from the Fund.

The Board of Directors of Waddell & Reed
Advisors High Income Fund, Inc.

Each of the individuals listed below serves as a director for the Fund, and for the other portfolios within the Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios, Inc. and W&R Target Funds, Inc. (the "Advisors Fund Complex"), except that Mr. Hechler is not a Director of W&R Target Funds, Inc. Eleanor B. Schwartz, Joseph Harroz, Jr., Henry J. Herrmann and Keith A. Tucker also serve as directors or trustees of each of the portfolios in the Ivy Family of Funds. The Ivy Family of Funds consists of the portfolios in Ivy Funds and Ivy Funds, Inc. The Advisors Fund Complex, together with the Ivy Family of Funds, make up the Waddell & Reed Fund Complex.

Three of the four "interested" directors are "interested" by virtue of their current or former engagement as officers of Waddell & Reed Financial, Inc. (WDR) or its wholly-owned subsidiaries, including the funds' investment advisor, Waddell & Reed Investment Management Company (WRIMCO); the funds' principal underwriter, Waddell & Reed, Inc. (W&R); and the funds' transfer agent, Waddell & Reed Services Company (WRSCO), as well as by virtue of their personal ownership of shares of WDR. The fourth interested director is a partner in a law firm that has represented W&R within the past two years. The other directors (more than a majority of the total number) are disinterested; that is, they are not employees or officers of, and have no financial interest in, WDR or any of its wholly-owned subsidiaries, including W&R, WRIMCO and WRSCO.

DISINTERESTED DIRECTORS

James M. Concannon (56)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 42
Director since: 1997
Principal Occupations During Past 5 Years: Professor of Law, Washburn Law School (1988 to present); Dean, Washburn Law School (1988 to 2001)
Other Directorships held by Director: Director, Am Vestors CBO II, Inc., a bond investment firm

John A. Dillingham (65)
4040 Northwest Claymont Drive, Kansas City, MO 64116
Position held with Fund: Director
Number of portfolios overseen by Director: 42 Director since: 1997
Principal Occupations During Past 5 Years: President and Director, JoDill Corp. (1980 to present) and Dillingham Enterprises, Inc. (1997 to present), both farming enterprises
Other Directorships held by Director: Chairman, Clay Co. IDA and Kansas City Municipal Assistance Corp., both bonding authorities; Director, Salvation Army

David P. Gardner (71)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 42
Director since: 1998
Principal Occupation During Past 5 Years: President, William and Flora Hewlett Foundation (1993 to 1999)
Other Directorships held by Director: Chairman, J. Paul Getty Trust; Director, Fluor Corp.; Director, Salzburg Seminar

Linda K. Graves (51)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 42
Director since: 1995
Principal Occupation During Past 5 Years: Shareholder/attorney, Levy & Craig PC (1994 to present) (currently on leave of absence); First Lady of Kansas (1995 to 2003)
Other Directorships held by Director: None

Joseph Harroz, Jr. (37)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 70
Director since: 1998
Principal Occupations During Past 5 Years: Vice President and General Counsel of the Board of Regents, University of Oklahoma (1996 to present); Adjunct Professor, University of Oklahoma Law School (1997 to present); Managing Member, Harroz Investments, LLC, commercial enterprise investments (1998 to present)
Other Directorships held by Director: Director, Ivy Funds, Inc.; Trustee, Ivy Funds

John F. Hayes (84)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 42
Director since: 1988
Principal Occupation During Past 5 Years: Shareholder, Gilliland & Hayes, PA, a law firm; formerly, Chairman, Gilliland & Hayes (1995 to 2003)
Other Directorships held by Director: Director, Central Bank & Trust; Director, Central Financial Corp.

Glendon E. Johnson (80)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 42
Director since: 1971
Principal Occupations During Past 5 Years: Retired
Other Directorships held by Director: Manager, Castle Valley Ranches LLC; Chairman, Wellness Council of America; Chairman, Bank Assurance Partners, marketing; Executive Board and Advisory Committee, Boy Scouts of America

Eleanor B. Schwartz (67)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 70
Director since: 1995
Principal Occupations During Past 5 Years: Professor Emeritus, University of Missouri at Kansas City (2003 to present); Professor of Business Administration, University of Missouri at Kansas City (1980 to 2003); Chancellor, University of Missouri at Kansas City (1991 to 1999)
Other Directorships held by Director: Director, Ivy Funds, Inc.; Trustee, Ivy Funds

Frederick Vogel III (69)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 42
Director since: 1971
Principal Occupation During Past 5 Years: Retired
Other Directorships held by Director: None

INTERESTED DIRECTORS

Robert L. Hechler (67)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Director; formerly, President, Principal Financial Officer
Number of portfolios overseen by Director: 24
Director since: 1998
Principal Occupations During Past 5 Years: Consultant of WDR and W&R (2001 to present); Director of WDR (1998 to present); Executive Vice President and Chief Operating Officer of WDR (1998 to 2001); Director, Principal Financial Officer and Treasurer of W&R (1981 to 2001); Chief Executive Officer and President of W&R (1993 to 2001); Director, Executive Vice President, Principal Financial Officer and Treasurer of WRIMCO (1985 to 2001); Director and Treasurer of WRSCO (1981 to 2001); President of WRSCO (1981 to 1999)
Other Directorships held by Director: None

Henry J. Herrmann (61)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Director and President; formerly, Vice President
Number of portfolios overseen by Director: 70
Director since: 1998; President since: 2001
Principal Occupation(s) During Past 5 Years: Director, President and Chief Investment Officer of WDR (1998 to present); President and Chief Executive Officer of WRIMCO (1993 to present); Chief Investment Officer of WRIMCO (1991 to present); President, Chairman, Chief Executive Officer, Chief Investment Officer and Director of Waddell & Reed Ivy Investment Company (WRIICO), an affiliate of WDR (2002 to present); President of each of the Funds in the Fund Complex (2001 to present); Director of each of the Funds in the Fund Complex (1998 to present); President of Ivy Funds, Inc. (2001 to present); President of Ivy Funds (2002 to present); Chairman and Director of Ivy Services, Inc.; Treasurer of WDR (1998 to 1999)
Other Directorships held by Director: Director, Austin, Calvert & Flavin, an affiliate of WRIMCO; Director, Ivy Funds Distributor, Inc. (IFDI) an affiliate of WDR; Director of W&R; Director of WRIMCO; Director, Ivy Funds, Inc.; Trustee, Ivy Funds

Frank J. Ross, Jr. (51)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 42
Director since: 1996
Principal Occupation During Past 5 Years: Shareholder/Director, Polsinelli Shalton & Welte, a law firm (1980 to present)
Other Directorships held by Director: Director, Columbian Bank & Trust

Keith A. Tucker (59)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Chairman of the Board of Directors and Director; formerly, President
Number of portfolios overseen by Director: 70
Director since: 1995; Chairman of the Board of Directors since: 1998
Principal Occupation(s) During Past 5 Years: Chairman, Director and Chief Executive Officer of WDR (1998 to present); Chairman and Director of W&R, WRIMCO and WRSCO (1993 to present); Chairman of the Board of Directors of each of the Funds in the Fund Complex (1998 to present); Director of each of the Funds in the Fund Complex (1993 to present); Principal Financial Officer of WDR (1998 to 1999)
Other Directorships held by Director: Chairman and Director, Ivy Funds, Inc.; Chairman and Trustee, Ivy Funds

OFFICERS

Theodore W. Howard (62)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Vice President, Treasurer, Principal Accounting Officer, and Principal Financial Officer
Length of Time Served: Treasurer and Principal Accounting Officer, 28 years; Vice President, 17 years; Principal Financial Officer, 2 years
Principal Occupation(s) During Past 5 Years: Senior Vice President of WRSCO (2001 to present); Treasurer and Principal Accounting Officer of each of the Funds in the Fund Complex (1976 to present); Vice President of each of the Funds in the Fund Complex (1987 to present); Principal Financial Officer of each of the Funds in the Fund Complex (2002 to present); Vice President of Ivy Funds (2002 to present); Principal Financial Officer, Principal Accounting Officer and Treasurer of Ivy Funds (2003 to present); Assistant Treasurer of Ivy Funds (2002 to 2003); Vice President of WRSCO (1988 to 2001)
Directorships held: None

Kristen A. Richards (36)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Vice President, Secretary and Associate General Counsel
Length of Time Served: 4 years Principal Occupation(s) During Past 5 Years: Vice President, Associate General Counsel and Chief Compliance Officer of WRIMCO (2000 to present); Vice President, Associate General Counsel and Chief Compliance Officer of WRIICO (2002 to present); Vice President and Secretary of each of the Funds in the Fund Complex (2000 to present); Vice President and Secretary of Ivy Funds (2002 to present); Assistant Secretary of each of the funds in the Fund Complex (1998 to 2000)
Directorships held: None

Daniel C. Schulte (38)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Vice President, Assistant Secretary and General Counsel
Length of Time Served: 4 years Principal Occupation(s) During Past 5 Years: Vice President, Secretary and General Counsel of WDR (2000 to present); Senior Vice President, Secretary and General Counsel of W&R, WRIMCO and WRSCO (2000 to present); Senior Vice President, General Counsel and Assistant Secretary of Ivy Services, Inc. (2002 to present); Vice President, General Counsel and Assistant Secretary of WRIICO (2002 to present); Vice President, General Counsel and Assistant Secretary of each of the Funds in the Fund Complex (2000 to present); Vice President and Assistant Secretary of Ivy Funds (2002 to present); Assistant Secretary of WDR (1998 to 2000)
Directorships held: None

Additional Information about Directors

Waddell & Reed Advisors High Income Fund, Inc. Statement of Additional Information ("SAI") includes additional information about Fund directors. The SAI is available without charge, upon request, by calling 1.888.WADDELL and is also available on the Fund's website at
http://www.waddell.com.

Annual Privacy Notice

Waddell & Reed, Inc., Waddell & Reed Advisors Group of Mutual Funds and Waddell & Reed InvestEd Portfolios, Inc. ("Waddell & Reed") are committed to ensuring their customers have access to a broad range of products and services to help them achieve their personal financial goals. In the course of doing business with Waddell & Reed, customers are requested to share financial information and they may be asked to provide other personal details. Customers can be assured that Waddell & Reed is diligent in its efforts to keep such information confidential.

Recognition of a Customer's Expectation of Privacy

At Waddell & Reed, we believe the confidentiality and protection of customer information is one of our fundamental responsibilities. And while information is critical to providing quality service, we recognize that one of our most important assets is our customers' trust. Thus, the safekeeping of customer information is a priority for Waddell & Reed.

Information Collected

In order to tailor available financial products to your specific needs, Waddell & Reed may request that you complete a variety of forms that require nonpublic personal information about your financial history and other personal details, including but not limited to, your name, address, social security number, assets, income and investments. Waddell & Reed may also gather information about your transactions with us, our affiliates and others.

Categories of Information that may be Disclosed

While Waddell & Reed may disclose information it collects from applications and other forms, as described above, we at Waddell & Reed also want to assure all of our customers that whenever information is used, it is done with discretion. The safeguarding of customer information is an issue we take seriously.

Categories of Parties to whom we disclose nonpublic personal information

Waddell & Reed may disclose nonpublic personal information about you to the following types of third parties: selectively chosen financial service providers, whom we believe have valuable products or services that could benefit you. Whenever we do this, we carefully review the company and the product or service to make sure that it provides value to our customers. We share the minimum amount of information necessary for that company to offer its product or service. We may also share information with unaffiliated companies that assist us in providing our products and services to our customers; in the normal course of our business (for example, with consumer reporting agencies and government agencies); when legally required or permitted in connection with fraud investigations and litigation; and at the request or with the permission of a customer.

Opt Out Right

If you prefer that we not disclose nonpublic personal information about you to nonaffiliated third parties, you may opt out of those disclosures, that is, you may direct us not to make those disclosures (other than disclosures permitted by law). If you wish to opt out of disclosures to nonaffiliated third parties, please provide a written request to opt out with your name and account number(s) or social security number to: Waddell & Reed, Attn: Opt Out Notices, P.O. Box 29220, Shawnee Mission, Kansas 66201. You may also call 1.888.WADDELL and a Client Services Representative will assist you.

Confidentiality and Security

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Proxy Voting Information Proxy Voting Guidelines

A description of the policies and procedures Waddell & Reed Advisors High Income Fund, Inc. uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1.888.WADDELL and (ii) on the Securities and Exchange Commission's ("SEC'') website at http://www.sec.gov.

Proxy Voting Records

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available on Form N-PX through the Fund's website at http://www.waddell.com and on the SEC's website at http://www.sec.gov.

Quarterly Portfolio Schedule Information

Beginning with the quarter ending December 31, 2004, a complete schedule of portfolio holdings for the first and third quarters of each fiscal year will be filed with the SEC on the Fund's Form N-Q. Form NQ may be obtained in the following ways:

* On the SEC's website at http://www.sec.gov.

* For review and copy at the SEC's Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by callling 1.800.SEC.0330.

* On the Fund's website at http://www.waddell.com.

Householding Notice

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Fund) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Fax your request to 800.532.2749.

Write to us at the address listed on the back cover.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

To all Traditional IRA Planholders:

As required by law, we are hereby providing notice to you that income tax may be withheld automatically from any distribution or withdrawal from a traditional IRA. We will not withhold taxes unless you make a written election to have taxes withheld. The election may be made on the distribution/withdrawal form provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

The Waddell & Reed Advisors Funds Family

Global/International Funds

Waddell & Reed Advisors Global Bond Fund
Waddell & Reed Advisors International Growth Fund

Domestic Equity Funds

Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Core Investment Fund
Waddell & Reed Advisors Dividend Income Fund
Waddell & Reed Advisors New Concepts Fund
Waddell & Reed Advisors Small Cap Fund
Waddell & Reed Advisors Tax-Managed Equity Fund
Waddell & Reed Advisors Value Fund
Waddell & Reed Advisors Vanguard Fund

Fixed Income Funds

Waddell & Reed Advisors Bond Fund
Waddell & Reed Advisors Government Securities Fund
Waddell & Reed Advisors High Income Fund
Waddell & Reed Advisors Limited-Term Bond Fund
Waddell & Reed Advisors Municipal Bond Fund
Waddell & Reed Advisors Municipal High Income Fund

Money Market Funds

Waddell & Reed Advisors Cash Management

Specialty Funds

Waddell & Reed Advisors Asset Strategy Fund
Waddell & Reed Advisors Continental Income Fund
Waddell & Reed Advisors Retirement Shares
Waddell & Reed Advisors Science and Technology Fund

1.888.WADDELL
Visit us online at www.waddell.com

Investors should consider the investment objectives, risks, charges and expenses of a fund carefully before investing. For a prospectus containing this and other information for the Waddell & Reed Advisors Funds, call your financial advisor or visit us online at www.waddell.com. Please read the prospectus carefully before investing.

Waddell & Reed Advisors Funds
6300 Lamar Avenue
P.O. Box 29217
Shawnee Mission, Kansas 66201-9217

NUR 1009A (9-04)

ITEM 2. CODE OF ETHICS

(a)

As of September 30, 2004, the Registrant has adopted a code of ethics (the "Code"), as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Office and Principal Financial Officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

(b)

There have been no amendments, during the period covered by this report, to a provision of the Code that applies to the registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the Code.

(c)

During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from a provision of the Code that applies to the registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether those individuals were employed by the registrant or a third party, that related to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Directors of the Registrant has determined that Glendon E. Johnson, Sr. is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Mr. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each of the last two fiscal years are as follows:

	2003	$20,600
	2004	22,000

(b)	Audit-Related Fees

The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's annual financial statements and are not reported under paragraph (a) of this Item are as follows:

	2003	$1,380
	2004	1,600

	These fees are related to the review of Form N-1A and to the review of merger proxies.

(c)	Tax Fees

	The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows:

	2003	$1,720
	2004	1,800

	These fees are related to the review of the registrant's tax returns.

(d)	All Other Fees

	The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item are as follows:

	2003	$408
	2004	1,443

	These fees are related to the review of internal control and the review of additional security-related costs.

(e)	(1)	Registrant's audit committee considers with the principal accountants all audit services to be provided by the principal accountants and pre-approves all such audit services.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant during the fiscal year in which the services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser (not including any subadvisor whose role is primarily portfolio management and is subcontracted and overseen by the investment advisor) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant for all services and by the registrant's investment adviser for non-audit services if the engagement relates directly to the operations or financial reporting of the registrant during the fiscal year in which those services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

(e)	(2)

None of the services described in each of paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to the waiver provisions of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)

$3,508 and $4,843 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $115,525 and $149,072 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Item 1 Shareholder Report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Registrant has no such procedures.

ITEM 10. CONTROLS AND PROCEDURES.

(a)

The Registrant's Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, have concluded that such controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective and adequately designed to ensure that information required to be disclosed by the Registrant in its reports that it files or submits is accumulated and communicated to the Registrant's management, including the Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1) The Code described in Item 2 of this Form N-CSR.

Attached hereto as Exhibit 99.CODE.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

Attached hereto as Exhibit 99.CERT.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)).

Attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Waddell & Reed Advisors High Income Fund, Inc.
(Registrant)

By	/s/Kristen A. Richards
Kristen A. Richards, Vice President and Secretary

Date December 9, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/Henry J. Herrmann
Henry J. Herrmann, President and Principal Executive Officer

Date December 9, 2004

By	/s/Theodore W. Howard
Theodore W. Howard, Treasurer and Principal Financial Officer

Date December 9, 2004